Exhibit 99.1 ALL PRESS RELEASES SINCE January 4, 2005 to February 10, 2005.

New Senior VP joins Tiger Telematics(R) from Sony Europe

Management structure bolstered with appointment of VP of Worldwide Sales

LONDON, 27th January, 2005 - Gizmondo Europe Ltd, subsidiary of Jacksonville, Floridabased Tiger Telematics Inc (other OTC, TGTL), is pleased to announce Mike Morgan will be joining the Tiger Telematics management team as Vice President of Worldwide Sales for Gizmondo from the 1st February 2005. Responsible for developing and implementing the company's dynamic go-to-market strategy, he will also spearhead driving sales through international retail, distribution and specialist channels, whilst engineering the company's expansion into new territories.

Morgan joins from Sony Europe where he was responsible for the foundation of their commercial business. As a member of Sony Europe's Sales and Marketing Platform management team, he developed Sony's commercial end-customer and channel strategies and business model, leading to the creation of commercial channel sales and marketing organizations across much of Western Europe. Additionally, he was responsible for developing and launching the Sony '1' channel program in Europe.

Prior to joining Sony, Morgan spent 9 years with Compaq and then the 'new' HP in various senior sales and marketing management roles including Channel Business Unit Director for Compaq UK and Ireland, and Director of Hewlett Packard's Enterprise Channel business in Europe, Middle East and Africa following the merger. Morgan's formative career was spent with General Computer Corporation, Rank Xerox and Pitney Bowes. He was also a Commissioned Officer, and trained as a pilot in the Royal Air Force.

Mike Morgan, VP of Global Sales, Gizmondo, says: "Gizmondo is a dynamic company with a genuinely exciting product. A great deal of groundwork has been done already for the spring launches, and there are still many global channels to develop. I'm confident my experience will benefit the operational structure of both companies, as well as their continued growth."

Carl Freer, Managing Director, Gizmondo, says: "We are delighted to have Mike with us and welcome him to the management team. His considerable industry knowledge, garnered with both Sony Europe and Compaq, will prove an invaluable asset as we introduce the Gizmondo to market and develop strategies to extend the product portfolio."

The Gizmondo is powered by Microsoft Windows CE advanced real-time operating system, boasting a 2.8-inch TFT colour screen with a Samsung ARM9 400Mhz processor and incorporates the GoForce 3D 4500 NVIDIA graphics accelerator. It provides cutting-edge gaming, multimedia messaging, an MP3 music player, Mpeg4 movie playing capability, a digital camera and a GPRS network link to allow wide-area network gaming. Additionally, it contains a GPS chip for location-based services, is equipped with Bluetooth for use in multiplayer gaming and accepts MMC card accessories.

The Gizmondo device and its games are currently launching in the U.K. and in North American and Continental Europe markets during the spring of 2005.

About Tiger Telematics and Gizmondo

Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (TGTL) and is the maker of Gizmondo, a next-generation mobile entertainment device. Launched in 2004, the gaming device includes built-in music, video, messaging and picture functions and GPS.

Tiger Telematics is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.

www.gizmondo.com
www.tigertelematics.com

The names of actual companies and products mentioned herein may be the trademarks of their respective owners.

For further information please contact:
Global Media:
James Beaven
Indigo Pearl

For and on behalf of Tiger Telematics, Inc. and Gizmondo Europe Ltd. +44 208 964 4545
Michael Carrender, CEO
Tiger Telematics, Inc.
+1 904-279-9240

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; the schedule and sell-through for new software release; consumer demand for video game hardware and software; the timing of the introduction of new generation competitive hardware systems, pricing changes by key vendors for hardware and software and the timing of any such changes, and the adequacy of supplies of new software product and those risks discussed in the Company's filings with the SEC. In light of the risks and uncertainties inherent in the forward-looking statements, these statements should not be regarded as a representation by Tiger Telematics, Inc. or any other person that the projected results, objectives or plans will be achieved. Tiger Telematics, Inc. undertakes no obligation to revise or update the forward-looking statements to reflect events or circumstances after the date hereof

Tiger Telematics(R) readies Gizmondo(TM) for
Global Location-Based Services

LONDON, 25th January, 2005 - Gizmondo Europe Ltd, subsidiary of Jacksonville, Floridabased Tiger Telematics Inc (other OTC, TGTL), today released further details of the locationbased services to be made available via industry-leading partner, MapInfo Corporation(R). The MapInfo location services platform, Envinsa(TM), will provide a range of capabilities including mapping, routing and geocoding, which will expand the functionality of the Gizmondo to include functions such as Where Am I, Find the Nearest, Tracking, Geofencing, and Panic Button functionality.

Importantly, the same MapInfo Envinsa platform will be used to provide essential data for location-based games, like the groundbreaking Colors(TM) game where a player's physical location is represented, tagged and expanded in the game environment. The platform will also be used for providing `closest participating store' information for users opting into the revolutionary new added-value Smart Adds(TM) system to be launched later this year. MapInfo Envinsa is available for key Geographic markets globally and will be used to support Gizmondo services rollout initially in the UK, Germany, France, Spain and Italy with other markets including the United States and Australia to follow.

"Gizmondo offers consumers one of the most advanced mobile entertainment devices on the market today, which now becomes even more powerful with the addition of location-based services based on our capabilities," said Mark Cattini, CEO and President, MapInfo. "Implementing our Envinsa location services platform will help Gizmondo attract new users and increase revenues through value-added services, such as location-based games and security alerts. Our Envinsa platform is currently being deployed in organizations throughout the world to locate new customers, better service existing customers and improve operational efficiency across the entire organization."

"The LBS functionality is just one of the areas that sets us apart from the competition", said Carl Freer, Managing Director, Gizmondo, "Aside from the practical applications of satellite navigation and location-based services, this functionality on Gizmondo will take gaming in an entirely new direction."

The Gizmondo is powered by Microsoft Windows CE advanced real-time operating system, boasting a 2.8-inch TFT colour screen with a Samsung ARM9 400Mhz processor and incorporates the GoForce 3D 4500 NVIDIA graphics accelerator. It provides cutting-edge gaming, multimedia messaging, an MP3 music player, Mpeg4 movie playing capability, a digital camera and a GPRS network link to allow wide-area network gaming. Additionally, it contains a GPS chip for location-based services, is equipped with Bluetooth for use in multiplayer gaming and accepts MMC card accessories.

The Gizmondo device and its games are currently launching in the U.K. and in North American and Continental Europe markets during the spring of 2005.

About Tiger Telematics and Gizmondo

Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (TGTL) and is the maker of Gizmondo, a next-generation mobile entertainment device. Launched in 2004, the gaming device includes built-in music, video, messaging and picture functions and GPS.

Tiger Telematics is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.

www.gizmondo.com
www.tigertelematics.com

About MapInfo Corp

MapInfo Corporation is a global company that integrates software, data and services to help organizations realize greater value from location-based information and drive more insightful decisions. MapInfo solutions are available in 20 languages through a network of strategic partners and distribution channels in 60 countries. Headquartered in Troy, NY, MapInfo Corporation is on the World Wide Web at www.mapinfo.com. The company's UK and European headquarters are in Windsor, UK. The names of actual companies and products mentioned herein may be the trademarks of their respective owners.

For further information please contact:
Global Media:
James Beaven
Indigo Pearl

For and on behalf of Tiger Telematics, Inc. and Gizmondo Europe Ltd. +44 208 964 4545
Michael Carrender, CEO
Tiger Telematics, Inc.
+1 904-279-9240

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; the schedule and sell-through for new software release; consumer demand for video game hardware and software; the timing of the introduction of new generation competitive hardware systems, pricing changes by key vendors for hardware and software and the timing of any such changes, and the adequacy of supplies of new software product and those risks discussed in the Company's filings with the SEC. In light of the risks and uncertainties inherent in the forward-looking statements, these statements should not be regarded as a representation by Tiger Telematics, Inc. or any other person that the projected results, objectives or plans will be achieved. Tiger Telematics, Inc. undertakes no obligation to revise or update the forward-looking statements to reflect events or circumstances after the date hereof

MapInfo Of Note

This press release contains forward-looking statements involving risks and uncertainties. Any statement not a statement of historical fact is a forward-looking statement, including without limitation statements concerning demand for and benefits of MapInfo products and integration of MapInfo products with existing solutions. Actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including those factors contained in the Company's annual report on Form 10-K for the fiscal year ended September 30, 2004 filed with the Securities and Exchange Commission under the heading "Factors Affecting Future Performance." MapInfo takes no responsibility to update any forward-looking statements.

Tiger Telematics Sparks Analyst Interest

Leading industry analysts speculate on Gizmondo's future

LONDON, 24th January, 2005 - Gizmondo Europe Ltd, subsidiary of Jacksonville, Floridabased Tiger Telematics Inc (other OTC, TGTL), are delighted to be included in the latest Entertainment Industry analysts report by Terranova Institutional Equity Research (dated 19th January).

The industry report, compiled by Boris Markovich follows Gizmondo's strong reception from show-goers at this year's Consumer Electronics Show (CES) in Las Vegas. , The report is available in an Adobe Acrobat(TM) PDF format from the Tiger Telematics website at www.tigertelematics.com and www.gizmondo.com. Otherwise, to get a copy of this report or to be added to the Electronic Entertainment Industry Update email distribution list, or for a copy of a prior report contact TerraNova Institutional via their website at www.terranovainstitutional.com or email research@tnto.com.

Carl Freer, Managing Director, Gizmondo, says: "We are pleased to be covered in this report on the games industry, by such a fine independent research firm like Terranova. We anticipate that more analysts will begin compiling data about our company and its position in the ever-growing games market."

The Gizmondo is powered by Microsoft Windows CE advanced real-time operating system, boasting a 2.8-inch TFT colour screen with a Samsung ARM9 400Mhz processor and incorporates the GoForce 3D 4500 NVIDIA graphics accelerator. It provides cutting-edge gaming, multimedia messaging, an MP3 music player, Mpeg4 movie playing capability, a digital camera and a GPRS network link to allow wide-area network gaming. Additionally, it contains a GPS chip for location-based services, is equipped with Bluetooth for use in multiplayer gaming and accepts MMC card accessories.

The Gizmondo device and its games are currently launching in the U.K. and in North American and Continental Europe markets during the spring of 2005.

The names of actual companies and products mentioned herein may be the trademarks of their respective owners.

For further information please contact:
Global Media:
James Beaven
Indigo Pearl

For and on behalf of Tiger Telematics, Inc. and Gizmondo Europe Ltd. +44 208 964 4545
Michael Carrender, CEO
Tiger Telematics, Inc.
+1 904-279-9240

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; and those risks discussed in the Company's filings with the SEC.

Tiger Telematics' Gizmondo(TM) shines at CES

Gizmondo US campaign gets underway at key industry event

LONDON, 13th January, 2005 - Gizmondo Europe Ltd, subsidiary of Jacksonville, Floridabased Tiger Telematics Inc (other OTC, TGTL), commented today on the rapturous response from show-goers at this year's CES show in Las Vegas, Nevada, where the Gizmondo was being exhibited to an international trade and media audience.

The show is the highlight of the consumer electronics calendar, and the bright lights of Vegas weren't the only thing to dazzle visitors this year. Gizmondo captured the attention of visitors coming into the `Innovations Plus' section of the show, and each of the demo pods were inundated with people eager to get hands on with the device.

As well as being CNET's Next Big Thing 2005 finalist in the Accessory category and picking up several other nominations, the greatest accolade was the response from those who were seeing the Gizmondo for the first time.

The event was also a staging post to unveil new products like Richard Burns Rally(TM), Sonic the Hedgehog(TM), Trailblazer(TM), and the opening levels of the stunning new GPS-enabled game, Colors(TM).

"The show has been a resounding success for us, and the buzz surrounding the product was even better than we anticipated", said Carl Freer, Managing Director, Gizmondo, "We would like to thank everyone who came to see us, and look forward to exceeding their expectations further still at this year's E3 show in May".

The Gizmondo is powered by Microsoft Windows CE advanced real-time operating system, boasting a 2.8-inch TFT colour screen with a Samsung ARM9 400Mhz processor and incorporates the GoForce 3D 4500 NVIDIA graphics accelerator. It provides cutting-edge gaming, multimedia messaging, an MP3 music player, Mpeg4 movie playing capability, a digital camera and a GPRS network link to allow wide-area network gaming. Additionally, it contains a GPS chip for location-based services, is equipped with Bluetooth for use in multiplayer gaming and accepts MMC card accessories.

The Gizmondo device and its games are currently launching in the U.K. and in North American and Continental Europe markets during the spring of 2005.

For further information please contact:

Global Media:
James Beaven
Indigo Pearl

For and on behalf of Tiger Telematics, Inc. and Gizmondo Europe Ltd. +44 208 964 4545
Michael Carrender, CEO
Tiger Telematics, Inc.
+1 904-279-9240

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; and those risks discussed in the Company's filings with the SEC.

TIGER TELEMATICS (TGTL) ANNOUNCES THREE NEW DISTRIBUTION AGREEMENTS FOR CERTAIN AREAS OF ASIA AND AUSTRALIA.

London, 12 January, 2005: Gizmondo Europe Ltd, subsidiary of Jacksonville, FL based Tiger Telematics Inc (other OTC: TGTL), confirmed today that as a result of the strong enthusiasm generated from the Gizmondo at the CES show in Las Vegas, it has signed three separate one year Distribution Agreements that run through June 2006. TGTL exhibited the multi-entertainment device to enthusiastic packed crowds of attendees at the Consumer Electronics Show (CES) in Las Vegas, Nevada, as well as being featured on the Microsoft and Nvidia stands. The event ran from Jan. 6-9, 2005, and introduced the feature-packed Gizmondo to the U.S. market, ahead of the soon-to-be-announced, late-Q1 2005 launch date.

At the show, Gizmondo signed Distribution Agreements with United Options International, Pty, Ltd. of Hamilton Australia to distribute 600,000 Gizmondo units at the rate of 50,000 per month for Australia and New Zealand, with Venturecom, Inc of Chesapeake, VA to distribute 360,000 units at the rate of 30,000 per month in South Korea and Hong Kong and with Venturecom and G Technologies Pty Ltd/Glober Traders of Manila Philippines to distribute 360,000 units at the rate of 30,000 per month in the Philippines.

The respective Distribution Agreements call for a Letter of Credit to be provided by each entity 60 days prior to shipment of the first month's order and for the balance of the agreements. Deliveries should commence in April of this year subject to timely receipt of each Letter of Credit. The company intends to announce the Letters of Credit as received and the associated orders corresponding to the Letters of Credit for the first shipments of each respective agreement.

Carl Freer, Managing Director, Gizmondo Europe, says: "Interest from throughout the world in Gizmondo has been significant. We've chosen who we believe will be the strongest distribution partners to facilitate the forthcoming launch in those areas."

Directors Joe Mancini, John Farmer and Steven Lee of United Options International were quoted as follows: "Gizmondo will revolutionize the way we think, play and enjoy portable entertainment", John Farmer, Managing Director. "In our opinion, Coles Myers Group, Retravision, Harvey Norman, Dick Smiths, Tech Pacific and many more Australian retailers excitedly await Gizmondo's arrival", Joe Mancini, Director and CEO. "Gizmondo is going to change the whole portable entertainment industry and we are proud to partner with Gizmondo for the 2005 gaming and product launch", Steven Lee Director.

The Gizmondo is powered by Microsoft Windows CE advanced real-time operating system, boasting a 2.8-inch TFT colour screen with a Samsung ARM9 400Mhz processor and incorporates the GoForce 3D 4500 NVIDIA graphics accelerator. It provides cutting-edge gaming, multimedia messaging, an MP3 music player, Mpeg4 movie playing capability, a digital camera and a GPRS network link to allow wide-area network gaming. Additionally, it contains a GPS chip for location-based services, is equipped with Bluetooth for use in multi-player gaming and accepts MMC card accessories. The Gizmondo device and its games are currently launching in the U.K. and will launch in North American and Continental Europe markets late in the first quarter 2005. The Company cannot project the number of units that it will sell of the device.

About Tiger Telematics and Gizmondo

Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (TGTL) and is the maker of Gizmondo, a next-generation mobile entertainment device. Launched in 2004, the gaming device includes built-in music, video, messaging and picture functions and GPS.

Tiger Telematics is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.

www.gizmondo.com
www.tigertelematics.com

The names of actual companies and products mentioned herein may be the trademarks of their respective owners.

###

For further information please contact:
Global Media:
James Beaven
Indigo Pearl

For and on behalf of Tiger Telematics, Inc. and Gizmondo Europe Ltd. +44 208 964 4545
Mike Carrender, CEO
Tiger Telematics, Inc.
+1 904-279-9240

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; the schedule and sell-through for new software release; consumer demand for video game hardware and software; the timing of the introduction of new generation competitive hardware systems, pricing changes by key vendors for hardware and software and the timing of any such changes, and the adequacy of supplies of new software product and those risks discussed in the Company's filings with the SEC. In light of the risks and uncertainties inherent in the forward-looking statements, these statements should not be regarded as a representation by Tiger Telematics, Inc. or any other person that the projected results, objectives or plans will be achieved. Tiger Telematics, Inc. undertakes no obligation to revise or update the forward-looking statements to reflect events or circumstances after the date hereof

TIGER TELEMATICS TO DEVELOP BUENA VISTA GAMES' TRON 2.0
FOR THE WIRELESS HANDHELD GIZMONDO PLATFORM

London, 10th January, 2005: Gizmondo Europe Ltd, subsidiary of Jacksonville, FL based Tiger Telematics Inc (TIGR), and TGTL announced it will develop Buena Vista Games' "TRON 2.0" for the wireless, handheld Gizmondo platform. Buena Vista Games Inc. is the interactive entertainment arm of the Walt Disney Company's Consumer Products business unit that publishes a broad portfolio of multiplatform video games worldwide. The game will be developed in house by Gizmondo Studios, which was named Warthog Games when it was acquired on October 29, 2004 by TGTL. TGTL exhibited the multi-entertainment device at this year's Consumer Electronics Show (CES) in Las Vegas, Nevada, as well as being featured on the Microsoft and Nvidia stands. The event that ran from Jan. 6-9, 2005, introduced the feature-packed Gizmondo to the U.S. market, ahead of the soon-to-be-announced, late-Q1 2005 launch date.

Carl Freer, Managing Director, Gizmondo Europe said. "We are excited to be working with Buena Vista Games in developing this exciting property and bringing it to the powerful Gizmondo device with its 3-D graphics features. TRON 2.0 will be seen from a totally new perspective on our device. We hopefully look forward to working with BVG on additional properties in the future. " The TRON 2.0 game may include game-play elements unique to the device, such as location-based action and stealth using its unique GPS functionality. This provides Gizmondo users with a new dimension experience, especially suitable for multi-player scenarios.

Buena Vista Games' TRON 2.0 is a first-person action game based on the present-day sequel to the 1982 cult film classic. It could be adapted by Gizmondo to take into consideration a player's actual, physical location in a multi-player scenario. You can envisage an intense gaming experience consisting of an exciting sci-fi scenario, played out in an actual city environment. Players battle digital opponents with their Tron discs, get ambushed around the next, actual corner by Datawraiths and race their high-speed light cycles against rival Tron players in the vicinity. All in addition to the TRON 2.0 single player, story-line scenario.

The Gizmondo is powered by Microsoft Windows CE advanced real-time operating system, boasting a 2.8-inch TFT colour screen with a Samsung ARM9 400Mhz processor and incorporates the GoForce 3D 4500 NVIDIA graphics accelerator. It provides cutting-edge gaming, multimedia messaging, an MP3 music player, Mpeg4 movie playing capability, a digital camera and a GPRS network link to allow wide-area network gaming. Additionally, it contains a GPS chip for location-based services, is equipped with Bluetooth for use in multi-player gaming and accepts MMC card accessories. The Gizmondo device and its games are currently launching in the U.K. and in North American and Continental Europe markets late in the first quarter 2005. Additional information on the arrangement can be found at www.sec.gov under Tiger Telematics, Inc. as a part of its SEC required filing on Form 8K on this arrangement.

The names of actual companies and products mentioned herein may be the trademarks of their respective owners.

About Tiger Telematics and Gizmondo

Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (TGTL) and is the maker of Gizmondo, a nextgeneration mobile entertainment device. Launched in 2004, the gaming device includes built-in music, video, messaging and picture functions and GPS.

Tiger Telematics is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.

www.gizmondo.com
www.tigertelematics.com

About Buena Vista Games

Buena Vista Games, Inc. is the interactive entertainment arm of The Walt Disney Company's Consumer Products business unit. The division publishes, markets and distributes a broad portfolio of PC and multiplatform video games worldwide. The company also licenses properties and works directly with third-party interactive game publishers to bring products for all ages to market. Titles for Buena Vista Games fall under two publishing labels: Buena Vista Interactive, which publishes high-profile, multi-platform games based on creative content from the numerous businesses within The Walt Disney Company as well as new intellectual properties, and Disney Interactive, publishes the company's interactive entertainment based on Disney branded properties

###
For further information please contact:

Global Media:
James Beaven
Indigo Pearl

For and on behalf of Tiger Telematics, Inc. and Gizmondo Europe Ltd. +44 208 964 4545
Mike Carrender, CEO
Tiger Telematics, Inc.
+1 904-279-9240

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; and those risks discussed in the Company's filings with the SEC.

Tiger Telematics' Gizmondo got game

Warthog acquisitions pay first dividends with impressive games line up


LONDON, 8th January, 2005 - Gizmondo Europe Ltd, subsidiary of Jacksonville, Florida-based Tiger Telematics Inc. (other OTC, TGTL), today unveiled the first line up of games to be developed internally under the newly established Gizmondo Studios development group.

The seven new titles being announced come as part of a rapidly expanding games portfolio being revealed to audiences at the 2005 Consumer Electronics Show in Vegas. These include; Johnny Whatever, Sticky Balls, and Fallen Kingdoms, from the erstwhile and recently acquired Warthog stable.

The previously announced SCI title, Richard Burns Rally, is nearing completion and will give gamers a first taste of what the Gizmondo is capable of and adding weight to the media's description of the Gizmondo as `An XBox in your pocket'.

"With the Gizmondo being a completely new entry into the games market, we've been afforded a rare opportunity to start from the ground up, rather than inheriting unsuitable portfolios and tired sequels", said Steven Law, Gizmondo Studios. "These games are just a taste of what's in store further down the line."

Carl Freer, managing director of Gizmondo, says: "Expect to see great things from Gizmondo Studios. There are more than 120 skilled and experienced developers working on new titles, and we haven't even begun to push the capabilities of the device yet."

Gizmondo is on show at the Consumer Electronics Show (CES) in Las Vegas, stand #70037, Central Plaza, where demonstrators will be on hand to guide through the GPS, SMS/MMS and email communication features, gaming and entertainment functions.

The Gizmondo is powered by Microsoft Windows CE advanced real-time operating system, boasting a 2.8-inch TFT colour screen with a Samsung ARM9 400Mhz processor and incorporates the GoForce 3D 4500 NVIDIA graphics accelerator. It provides cutting-edge gaming, multimedia messaging, an MP3 music player, Mpeg4 movie playing capability, a digital camera and a GPRS network link to allow wide-area network gaming. Additionally, it contains a GPS chip for location-based services, is equipped with Bluetooth for use in multi-player gaming and accepts MMC card accessories.

The Gizmondo device and its games are currently launching in the U.K., followed by the North American and Continental Europe markets late in the first quarter 2005.

About the games...

JOHNNY WHATEVER combines kick-ass Rock and Roll with pulse-pounding gameplay, is a classic battle of good vs. evil, set in a depths of Lower London. The Iron Royals have enslaved the populous, Rock-N-Roll has been outlawed, and the Queen has been imprisoned in a vat of mustard while squads of Robo-Bobbies terrorize the populace. Only Johnny Whatever has what takes redress the Status Quo.

FALLEN KINGDOMS sets you on a journey across the dark and dangerous ruins of Aegion to seek out ancient mysteries, but the forces of Undrath the Undead await you, ready to turn you and your comrades to do the dark lord's bidding. Only the fortitude and skill of these ramshackle resistance fighters stand in the way of a future ruled by evil and oppression.

MOMMA, CAN I MOW THE LAWN? is the world's first sit-on lawn mower driving adventure game. The primary objective is to cut and collect grass to convert into fuel and cash, whilst avoiding a constant barrage of angry characters and dangerous hazards.

MILO AND THE RAINBOW NASTIES is a 3rd Person action adventure game staring Milo Sable and his best friend Chamille (a color-shooting chameleon). In a world drained of colour, Milo and Chamille use their unique abilities to take on Dr.Polymer and the Rainbow Nasties, splat the evil Skelebobs back into the ground, turn mean and hungry zombies back into local inhabitants, bringing the grim world back to full colour and make it come alive.

FURIOUS PHIL is a 3rd person Splatter-Horror Fighting Action Adventure game that takes place after the collapse of civilization. Structured like a roadmovie, Phil will have to fight, shoot and drive his way along the historical and now mutant infested Route 66 in order to reach his goal, as he sets out to get from Chicago to his home in L.A.

STICKY BALLS is a totally original game that's easy to play, and fiendishly difficult to master. The player shoots the balls in play (much like in a game pool) and when balls of like colour or design, they stick together. Once seven of these balls are stuck on each other, they disappear. Each play area gets increasingly more challenging, and will deliver hours and hours of fun.

FUTURE TACTICS is a stunningly  animated,  turn-based tactical RPG (Role Playing
Game) built around a highly complex battle engine. In order to survive, players are going to need all their wits about them, making best use of the characters and terrain, in order to blast the invading creatures back to their own dimension.

Images will for these titles will be available on www.gizmondo.com shortly


About Tiger Telematics and Gizmondo
Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (TGTL) and is the maker of Gizmondo, a next-generation mobile entertainment device. Launched in 2004, the gaming device includes built-in music, video, messaging and picture functions and GPS.

Tiger Telematics is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.

www.gizmondo.com
www.tigertelematics.com

The names of actual companies and products mentioned herein may be the trademarks of their respective owners.

                                       ###

For further information please contact:

Global Media:
James Beaven
Indigo Pearl
For and on behalf of Tiger Telematics, Inc. and Gizmondo Europe Ltd. +44 208 964 4545

Michael Carrender, CEO
Tiger Telematics, Inc.
+1 904-279-9240

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; and those risks discussed in the Company's filings with the SEC.

Tiger Telematics' Gizmondo goes super Sonic

Sonic back on the move in awesome 16-Bit Sega pack for Gizmondo


LONDON, 7th January, 2005 - Gizmondo Europe Ltd, subsidiary of Jacksonville, Florida-based Tiger Telematics Inc. (other OTC, TGTL), today announced plans for a thumb-bending Sega Classics arcade pack to be released on Gizmondo, having signed letters of intent with Digital Media Cartridge Ltd ("DMC" in the following).

The games being discussed include Sonic the Hedgehog, Outrun, Golden Axe, Altered Beast and Shinobi. These arguably form the foundation on which videogaming was built, and it's true testament that these games are every bit as entertaining as when they first appeared in the arcades.

Each title plays perfectly on the new handheld multi-entertainment device. The pin-sharp screen of the Gizmondo will give this Sega Classics pack a youthful facelift, but the games themselves will be left as nature intended. The game cartridge will be developed and made at DMC's facility in Taiwan.

Lucky show-goers at the 2005 Las Vegas Consumer Electronics Show have a surprise in store for them today when Sonic the Hedgehog will be shown on the Gizmondo for the very first time (Stand #70037, Central Plaza).

Brian Moon, Senior VP of Business Development at DMC, offered, "The fact that these games are every bit as playable today as they were back on 16-bit machines is a tribute to their heritage and the teams that developed them. It's great that we can bring them bang up to date by using today's hardware and introduce an entirely new audience to some of the greatest games ever devised".

Steven Law, Chief Operating Officer, Gizmondo Europe, said, "The Sega brand is synonymous with gameplay and quality. These games hold a special attraction to the traditional early adopter, but equally, represent entirely new territory for those that missed the 16-bit revolution."

The Gizmondo is powered by Microsoft Windows CE advanced real-time operating system, boasting a 2.8-inch TFT colour screen with a Samsung ARM9 400Mhz processor and incorporates the GoForce 3D 4500 NVIDIA graphics accelerator. It provides cutting-edge gaming, multimedia messaging, an MP3 music player, Mpeg4 movie playing capability, a digital camera and a GPRS network link to allow wide-area network gaming. Additionally, it contains a GPS chip for location-based services, is equipped with Bluetooth for use in multi-player gaming and accepts MMC card accessories.

The Gizmondo device and its games are currently launching in the U.K. and in North American and Continental Europe markets late in the first quarter 2005. Gizmondo is also on show at the Consumer Electronics Show (CES) in Las Vegas, stand #70037, Central Plaza, from 6th-9th January 2005.

About Tiger Telematics and Gizmondo

Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (TGTL) and is the maker of Gizmondo, a next-generation mobile entertainment device. Launched in 2004, the gaming device includes built-in music, video, messaging and picture functions and GPS.

Tiger Telematics is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.

www.gizmondo.com
www.tigertelematics.com

About Digital Media Cartridge, Limited

Digital Media Cartridge, Ltd. was founded in 2003 as a British Virgin Islands company having multiple development locations in the world and manufacture facility in mainland China and Taiwan. The company develops, publishes and distributes interactive entertainment software products for a variety of hardware platforms including PC, mobile and wireless devices

The names of actual companies and products mentioned herein may be the trademarks of their respective owners.


                                       ###


For further information please contact:

Global Media:
James Beaven
Indigo Pearl
For and on behalf of Tiger Telematics, Inc. and Gizmondo Europe Ltd. +44 208 964 4545

Michael Carrender, CEO
Tiger Telematics, Inc.
+1 904-279-9240

For and on behalf of Digital Media Cartridge, Ltd.
Brian D. Moon, Senior VP of Business Development
Digital Media Cartridge, Ltd.
+1 469-396-2269
bmoon@digitalmediacartridge.com
-------------------------------

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; and those risks discussed in the Company's filings with the SEC.

Tiger Telematics' Gizmondo unveils astounding CES line-up


LONDON, 6th January, 2005 - Gizmondo Europe Ltd, subsidiary of Jacksonville, Florida-based Tiger Telematics Inc. (other OTC, TGTL), today lifted the lid on the 2005 Consumer Electronics Show (CES) line-up, where the company will be demonstrating the multi-entertainment handheld games device from 6-9th January.

Media   will  get  the   first   taste  of   what's   in  store   ahead  of  the
soon-to-be-announced, late-Q1 2005 launch date, followed by gadget-hungry early adopters when the show opens to the public.

The feature-packed device will be demonstrating all its functions including; home console-power gaming, music and movies, Bluetooth, GPRS communications, email, and onboard GPS hardware.

For the first time, Gizmondo will be showing the incredibly fast Richard Burns Rally, the 80s classic TrailBlazer, as well as an international debut live demonstration of Colors - the world's first game to use GPS.

For those with a penchant for business devices, the Altio epitomises the competitive edge. Show-goers will be treated to live demonstrations of AltioLive, the software backbone of the very latest piece of business gadgetry, via Gizmondos at the CES. This proprietary technology to be launched later this year has already sparked the interest of the banking community. The demonstrations will show how bespoke business applications like level 2 trading, inventory and price checking, and other information-critical apps can broadcast to this mobile device, meaning all can be performed on the move and live!

Gizmondo will be featured on the Microsoft Corp. stand (# 7145, Central Hall), as well as on the Nvidia stand (#35311), and in the Innovation Plus section in Central Plaza (#70037).

Carl Freer, managing director of Gizmondo, says: "We are extremely proud of the lineup being exhibited at this year's CES. We fully intend to challenge people's perception of what is possible from a mobile entertainment device, and better still, we're going to show them."

The Gizmondo is powered by Microsoft Windows CE advanced real-time operating system, boasting a 2.8-inch TFT colour screen with a Samsung ARM9 400Mhz processor and incorporates the GoForce 3D 4500 NVIDIA graphics accelerator. It provides cutting-edge gaming, multimedia messaging, an MP3 music player, Mpeg4 movie playing capability, a digital camera and a GPRS network link to allow wide-area network gaming. Additionally, it contains a GPS chip for location-based services, is equipped with Bluetooth for use in multi-player gaming and accepts MMC card accessories.

The Gizmondo device and its games are currently launching in the U.K., and in North American and Continental Europe markets during the first quarter 2005.


About Tiger Telematics and Gizmondo

Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (TGTL) and is the maker of Gizmondo, a next-generation mobile entertainment device. Launched in 2004, the gaming device includes built-in music, video, messaging and picture functions and GPS.

Tiger Telematics is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.

www.gizmondo.com
www.tigertelematics.com


The names of actual companies and products mentioned herein may be the trademarks of their respective owners.


                                       ###


For further information please contact:

Global Media:
James Beaven
Indigo Pearl
For and on behalf of Tiger Telematics, Inc. and Gizmondo Europe Ltd. +44 208 964 4545

Michael Carrender, CEO
Tiger Telematics, Inc.
+1 904-279-9240

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; and those risks discussed in the Company's filings with the SEC.